                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 1999
                                                          ---------------


                                  NATROL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         DELAWARE                                   000-24567                             95-3560780
 ---------------------------                   ----------------------                    ---------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
        OF INCORPORATION)                                                               IDENTIFICATION NO.)

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                   21411 PRAIRIE STREET, CHATSWORTH, CA 91311
                   ------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (818) 739-6000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.    ACQUISITION OF ASSETS.
           ----------------------

     On October 8, 1999, Natrol, Inc. (the "Registrant"), acquired all of the issued and outstanding capital stock (the "Acquired Stock") of Prolab Nutrition, Inc. ("Prolab") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of October 8, 1999 by and among the Registrant, Prolab and the stockholders of Prolab. A copy of the Stock Purchase Agreement is attached as EXHIBIT 2.1 hereto and is expressly incorporated by reference herein.

     Prolab is based in Bloomfield, Conn. and markets sports nutrition products for body builders and health minded individuals through gyms, health food stores and other outlets both domestically and internationally.

     The purchase price for the Acquired Stock consisted of $29 million in cash and 124,470 shares of common stock of the Registrant. The amount of consideration for the Acquired Stock was determined through arm's length negotiations between the parties. The Registrant used a portion of its proceeds from its initial public offering of common stock, which was completed in July 1998, to pay the consideration for the acquisition.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

     At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide financial information relating to the acquisition of Prolab. Such required financial information will be filed by amendment not later than December 22, 1999, in accordance with Item 7, paragraphs (a)(4) and (b)(2) of Form 8-K.

          (c)  Exhibits

               2.1 Stock Purchase Agreement dated as of October 8, 1999 (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).



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                                  EXHIBIT INDEX

Exhibit                    Name
------                     -----
2.1                        Stock Purchase Agreement dated as of October 8, 1999
                           (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                         NATROL, INC.


Dated:  October 19, 1999                 By: /s/ Dennis R. Jolicoeur
                                            ---------------------------------
                                             Name:  Dennis R. Jolicoeur
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


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